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                                                                   EXHIBIT 10.18

[LOGO]                          LEASE CONTRACT
            GREATER FORT WORTH BOARD OF REALTORS OFFICE LEASE, INC.

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     STATE OF TEXAS

     COUNTY OF TARRANT          LEASE AGREEMENT


                    This Lease Agreement, made and entered into by and between

                    CONTINENTAL PROPERTIES JOINT VENTURE #5
     LANDLORD       2501 AVENUE J, SUITE 103
                    ARLINGTON, TX 76006

                    hereinafter referred to as "Landlord", and

                    CELEX TECHNOLOGY, INC.
     TENANT         2501 AVENUE J, SUITE 125
                    ARLINGTON, TX 76006

                    hereinafter referred to as "Tenant"

     PREMISES 1. WITNESSETH: That Landlord in consideration of the covenants and agreements to be performed by Tenant and upon the terms and conditions hereinafter stated does hereby lease, demise and let unto Tenant certain office space in the CORPORATE EAST BUILDING located at 2501 AVENUE J, ARLINGTON, TEXAS 76006 Texas, known as Suite No. 125, as shown on the floor plan attached hereto as Addendum "A" and containing the floor area indicated on said Addendum "A".

     TERM For a term of 36 months, commencing on the 1st day of MAY, 1998 and ending on the 30th day of APRIL, XX 2001.

     USE 2. The leased premises shall be used for no other purpose than GENERAL OFFICE.

                    Tenant shall not perform any acts or carry on any practices which may injure the building or be a nuisance to other tenants in the building, or use the premises for any business or purpose which is unlawful or violative of any public or city ordinances.

     RENT 3. Tenant agrees to pay to the Principal Realtor or to whomever the landlord designates in writing at PO BOX 1108, ALTO, NM 88312, XXXX, for the account of landlord rent for said premises at the rate of THREE THOUSAND EIGHT HUNDRED THIRTY THREE Dollars ($3,833.00) per month in advance. One such monthly installment shall be due and payable on or before the commencement date of this lease as set forth in paragraph 1 above, and a like monthly installment shall be due and payable on or before the same day of each succeeding calendar month during the term hereof. With the execution of this lease, Tenant does hereby pay and deliver to Principal Realtor the sum of THREE THOUSAND EIGHT HUNDRED AND THIRTY THREE Dollars ($3,833.00) the receipt of which is hereby acknowledged by Principal Realtor, said sum to be applied to the first and XXX months of the term of the Lease.

                    * TENANT HAS PREVIOUSLY PAID $3,620.00 TOWARDS LAST MONTH'S
                      RENT

     POSSESSION     4. In the event the leased premises have been constructed
                    and completed at the time this Lease is executed, the Tenant shall accept and occupy the same in "as is" condition except as may be provided in an Addendum, if any, attached hereto and signed by Landlord and Tenant. If the leased premises have not been completed at the time this lease is executed, the construction and completion of same shall be performed in accordance with the terms and provisions of an Addendum attached hereto and signed by Landlord and Tenant.

     MAINTENANCE    5.a. Landlord shall at his expense maintain only the roof,
     BY             foundation, underground pipes, all outside plumbing, common
     LANDLORD       building corridors, stairways and common building
                    facilities, and the structural soundness of the exterior walls of the building in good repair and condition, except for reasonable wear and tear. Landlord shall be responsible for replacement of windows and side lights unless the breakage or damage results from negligence or intentional act of Tenant or Tenant's employees, agents, guests, or invitees. Landlord shall not be responsible or liable to Tenant for interruption of building services or for interference with Tenant's use and occupancy due to building repairs. Tenant shall give immediate written notice to Landlord of the need for repairs or corrections and Landlord shall proceed promptly to make such repairs or corrections.

     MAINTENANCE    5.b. Tenant shall at all times maintain the interior of the
     BY             demised premises and all facilities therein in good
     TENANT         condition and repair and Tenant shall commit no waste or
                    damage to said premises. In the event Tenant should neglect to maintain the demised premises, Landlord shall have the right (but not the obligation) to cause repairs or corrections to be made and any reasonable costs therefor shall be payable by Tenant to Landlord as additional rental on the next rental installment date. Upon termination of this Lease, Tenant shall deliver up the demised premises in good repair and condition, reasonable wear and tear, and damage by fire, windstorm or other casualty only excepted.
                    Tenant shall repair any damage caused by Tenant's negligence or default hereunder, or negligence of Tenant's invitees, employees or customers.

     SERVICES 6. Landlord agrees to furnish Tenant while occupying the leased premises the following services in the manner and to the extent deemed by Landlord to be standard.

                    (a) Water, at those points of supply provided for general use of tenants.
                    (b)  Electric service
                    (c) Heated and refrigerated air conditioning in season, such service on Sunday and holidays to be optional on part of Landlord.
                    (d) Elevator service in common with other tenants for ingress and egress from the leased premises.
                    (e)  Janitorial cleaning services
                    (f) Electric lighting for public areas and special service areas of the building.

                    Failure to any extent to furnish or any stoppage of these defined services, resulting from causes beyond control of Landlord or from any cause, shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant or work in abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any equipment or machinery break down, or for any cause cease to function properly, Landlord shall use reasonable diligence to repair some promptly, but Tenant shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom.

     SIGNS 7. Tenant shall not erect or install any exterior or interior signs or advertising media or window or door lettering in, to, or on said premises, or introduce any electric apparatus, wires or plumbing, therein without the prior written consent of the Landlord.

     ALTERATIONS    8. Tenant shall not create any openings in the roof or
                    exterior walls, nor make any alterations, additions, or improvements to the demised premises without prior written consent of Landlord. Consent for non-structural alterations, additions, or improvements shall not be unreasonably withheld by Landlord. All fixtures including floor coverings and heating and air conditioning units, all electrical apparatus, and all alterations, additions and improvements, except trade fixtures, installed at the expense of the Tenant shall be the property of the Landlord and shall remain upon and be surrendered with the demised premises as a part thereof at the termination of this Lease.

                                                                      GFWBR-OL-1
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LIABILITIES    9(a) Personal Injuries. Landlord shall not be liable or
               responsible for any injury, death or inconvenience to Tenant or to Tenant's employees, agents, invitees or guests, that may occur in or on the building, the parking garage, or the land on which same are located unless resulting solely from the negligence of Landlord, its employees, or agents. Tenant agrees to indemnify and save the landlord harmless of and from any liability, responsibility, costs and expenses that may be occasioned by or result from any such occurrence as a result of the negligence of Tenant, his employees or agents.

                (b) Damages to Contents of Leased Premises.  All of Tenant's
               personal property and trade fixtures in or upon the leased premises and all personal property of Tenant's employees, agents, invitees or guests, in or upon the leased premises shall be at the sole risk of Tenant, and Landlord shall not be responsible to Tenant or any other party for damages to or loss thereof whether same may occur from theft, fire, water, bursting or leaking pipes, collapse or otherwise, even if caused by the negligence of Landlord, it employees or agents.

                (c) Waiver of Subrogation.  Each of the parties hereto agrees that it will obtain from any insurance carrier with which it carries fire or extended coverage policies covering any of its property or improvements a waiver of subrogation rights as against the other party to this Lease.

INSURANCE      10. Tenant shall not keep anything upon the premises, or do anything in or about the premises except the usage specified herein which will increase the rates for fire and standard extended coverage insurance upon the building or buildings which are a part of the leased premises. Tenant agrees to pay on demand any increase in insurance premiums that may be charged to Landlord during the term of this Lease resulting from a deviation from the usage specified herein or from any other cause within Tenant's control.

ASSIGNMENT     11.  Tenant shall not assign this agreement or sublet the
               premises, or any part thereof without the consent of the Landlord in writing; which consent Landlord agrees it will not unreasonably withhold, but no assignment or subletting shall release Tenant from any obligations hereunder.

DAMAGE TO      12.  In the event the demised premises or any part of the
PREMISES       building used in common with other Tenants which directly
               affects Tenant's use of its demised premises are partially damaged or destroyed or rendered partially unfit for occupancy by fire, tornado or other casualty, Tenant shall give immediate notice to Landlord, who shall thereupon at his expense repair the damage and restore the premises to substantially the condition in which they were immediately prior to the happening of the casualty, and Landlord shall allow Tenant a fair diminution of rent during the time the premises are partially unfit for occupancy; however, if the demised premises are totally destroyed or deemed by the Landlord to be rendered wholly unfit for occupancy by fire, tornado or other casualty, or if the Landlord shall decide not to repair or rebuild, this Lease shall terminate and the rent shall be paid to the time of such destruction or casualty.

BANKRUPTCY     13.  In the event that the Tenant shall become bankrupt or shall make a voluntary assignment for benefit of creditors, or in the event that a receiver of all or substantially all of the assets of the Tenant shall be appointed, then, at the option of the Landlord and upon five (5) days notice to the Tenant of the exercise of such option, this Lease shall terminate.

DEFAULT OF     14.  In case of default in any of the covenants herein, or if
TENANT         Tenant abandons the premises, the Landlord may enforce the performance of the Lease in any modes provided by law, and this Lease may be forfeited at Landlord's discretion, if such default continue for a period of five days after Landlord notifies said
               Tenant in writing of such default and his intention to declare the Lease forfeited; such notice to be sent by the Landlord by mail or otherwise to the demised premises; and thereupon (unless the Tenant shall have completely removed or cured said default) this Lease shall cease and come to an end as it that were the day originally fixed herein for the expiration of the term hereof, and Landlord's agent or attorney shall have the right, without further notice or demand, to re-enter and remove all persons and Tenant's property therefrom without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of rent or breach of covenant; or, Landlord's agent or attorney may resume possession of the premises and re-let the same for the remainder of the term at the best rent said agent or attorney may obtain for account of the Tenant, who shall make good any deficiency; and Landlord shall have a lien as security for the rent aforesaid upon all goods, wares, chattels, implements, fixtures, furniture, tools, and other personal property which are or may be put on the demised premises. If, on account of breach or default by Tenant of any of the Tenant's obligations, hereunder, it shall become necessary for the Landlord to employ an attorney to enforce or defend any of Landlord's rights or remedies hereunder, then in any such event any reasonable amount incurred by Landlord as attorney's fees shall be paid by Tenant. Failure of Landlord to insist in any one or more instances upon the strict performance of any of the covenants or conditions of the Lease shall not operate as a waiver of any future breach by Tenant of any said covenants or conditions.

HOLDING        15.  In the event Tenant holds over after the expiration of this
OVER           Lease, it shall be deemed to be occupying said premises as a
               Tenant from month to month at a monthly rental of 1???? of the last monthly rental amount paid hereunder; such tenancy shall be subject to all the other conditions, provisions and obligations of this Lease insofar as the same are applicable to a month to month tenancy. This provisions shall not be construed as an extension of this Lease but is to define any holding over, with or without consent of the Landlord.


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SUBJECT TO     16. If this Lease is in fact a sublease, Tenant accepts this
ORIGINAL Lease subject to all of the terms and conditions of the underlying Lease under which Landlord holds the demised premises as lessee. Tenant covenants that it will do no act or thing which would constitute a violation by Landlord of its obligations under such underlying Lease, a copy of which is attached hereto and made part hereof.

ACCESS 17. Landlord may during the term of this Lease, at reasonable times, enter the premises to view, inspect, repair and show to prospective purchasers or lessees.

               18. Deleted by hand

               19. Deleted by hand

CONDEMNATION   20. If the whole of the premises or access thereto should be taken under the power of eminent domain or condemnation, or a sale made under threat thereof then this Lease shall cease as of the date of the taking without further liability upon either
               Landlord or Tenant. If only a portion of the premises or access thereto is taken under the power of eminent domain or condemnation, or sale made under the treat thereof, and the portion remaining will not, in the reasonable opinion of the Tenant, be adequate for Tenant's continued use, Tenant shall have the option to terminate this Lease by giving Landlord notice thereof within thirty (30) days after the date of the taking. If this Lease is not so terminated, Landlord shall promptly restore the portion remaining to an integral unit resembling as much as possible the premises prior to the taking. Any and all proceeds resulting from a taking in whole or part of the premises under the power of eminent domain or condemnation, or sale under threat thereof, shall be paid directly to Landlord and shall be Landlord's property.

MORTGAGE 21. This Lease, at the option of Landlord, shall be subordinate to the lien of any mortgage or deed of trust or other security instrument that is now or which hereafter may be placed on the land and building of which said leased premises are a part, or any building or buildings that hereafter may be placed on said land; and the Tenant agrees to execute and deliver such instrument or instruments as may be necessary or required by Landlord or any mortgagee to evidence the subordination of this Lease to any such mortgage, deed of trust, or other security agreement or instrument; provided such subordination shall be conditioned that the mortgagee will permit the Lease to remain in effect as long as Tenant is not in default hereunder.

RULES AND      22. Tenant covenants and agrees that the attached rules,
REGULATIONS    regulations, and stipulations, if any, and such other and further rules and regulations as the Landlord may make, being, in the Landlord's judgement needful for safety, care and cleanliness of the building and premises, or the comfort of the Tenants, shall be faithfully kept, observed, and performed by Tenant, and to the best of Tenant's efforts, by the agents, clerks, servants, invitees, guests and visitors of the Tenant, unless waived in writing by the Landlord.

SOLE           23. Tenant and Landlord agree that unless and except as
AGREEMENT      hereinafter specified, there are no verbal representations, understandings, stipulations, agreements or promises pertaining hereto not incorporated herein. And in addition, no provisions of this Lease shall be altered, waived, amended, or extended, except in writing signed by both Tenant and Landlord.

EXHIBITS 24. All exhibits, attachments, annexed instruments and addenda referred to herein shall be considered a part hereof for all purposes with the same force and effect as if copied at full length herein.

LANGUAGE 25. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires.

CAPTIONS 26. The captions or headings of paragraphs in this Lease are inserted for convenience only, and shall not be considered in construing the provisions hereof if any question of intent should arise.

SUCCESSORS     27. The terms, conditions and covenants contained in this Lease, shall apply to, inure of the benefit of, and be binding upon the parties hereto and their respective successors in interest and legal representatives except as otherwise herein expressly provided. All rights, powers, privileges, immunities and duties of Landlord under this Lease, including but not limited to any notices required or permitted to be delivered by Landlord to Tenant hereunder, may, at Landlord's option, be exercised or performed by Landlord's agent or attorney.

NOTICES 28. Any notices or documents required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, registered or certified mail, return receipt requested, addressed to parties hereto at the respective addresses set out opposite their names below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

               TENANT: CELEX TECHNOLOGY, INC.
                       2501 AVE J, SUITE 125
                       Arlington TX 76006

               LANDLORD: CONTINENTAL PROPERTIES J.V. #5
                         PO BOX 1108
                         Alto, NM 88312




































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SPECIAL        29.  EXPENSE STOP: Landlord and tenant agree to establish 1998
PROVISIONS          as the base year for building operating expenses. Any
                    increases above 1998 operating expenses will be passed thru to the tenant in proportion to the tenant's occupancy of the building. The tenant occupies 15% of the building.


EXECUTED this the          day of        , 19  .


                                                  LANDLORD

                                                  Continental Properties J.V. #5
                                                  ------------------------------

                                                  By:  /s/ Terry Dunlap Sr.
                                                     ---------------------------
                                                   Terry Dunlap, Sr.

                                                   managing partner
                                                  ------------------------------
                                                  Title

                                                  TENANT
________________________________________
PRINCIPAL REALTOR, MEMBER OF THE
FORT WORTH BOARD OF REALTORS
                                                  CELEX TECHNOLOGY, INC.
                                                  ------------------------------

By:_____________________________________

                                                  By: /s/ Steve Porter
________________________________________          ------------------------------
Cooperating Realtor

                                                      Vice President
                                                 -------------------------------
By: ____________________________________         Title



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